                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Catalytica Energy Systems, Inc. (formerly Catalytica Combustion Systems, Inc.) our reports dated October 17, 1999, and October 26, 1998 relating to the financial statements of GENXON Power Systems, L.L.C.

                                                 /s/ PricewaterhouseCoopers, LLP

San Jose, CA
December 26, 2000